Exhibit 99.2

Affordable Residential Communities Inc.

Unaudited Consolidated Statements of Operations

(Amounts in thousands, except per share data)

	Three Months Ended
	Dec. 31,	March 31,
	2006	2007	2006
Revenue
Rental income	$52,136	$53,642	$50,906
Net premiums earned	—	16,719	—
Sales of manufactured homes	2,067	2,535	2,672
Utility and other income	6,578	7,120	6,477
Fee and other insurance income	—	1,317	—
Net investment income	—	1,331	—
Net realized gains on sales of investments	—	66	—
Net consumer finance interest income	576	374	179
Total revenue	61,357	83,104	60,234
Expenses
Property operations	18,809	17,589	16,422
Real estate taxes	4,763	4,837	5,136
Losses and loss adjustment expenses	—	8,877	—
Cost of manufactured homes sold	1,746	2,090	2,309
Retail home sales, finance and other	2,004	1,864	1,898
Property management	2,045	1,847	1,592
General and administrative	5,265	5,385	4,421
Underwriting expenses	—	6,603	—
Depreciation and amortization	21,324	21,865	21,611
Loss on sale of airplane	—	—	541
Interest expense	18,735	18,488	19,581
Total expenses	74,691	89,445	73,511
Interest income	(1,007)	(494)	(423)
Loss from continuing operations before income tax benefit and allocation to minority interest	(12,327)	(5,847)	(12,854)
Income taxes on continuing operations	4,572	(687)	1,199
Loss from continuing operations before allocation to minority interest	(7,755)	(6,534)	(11,655)
Minority interest	94	271	236
Loss from continuing operations	(7,661)	(6,263)	(11,419)
(Loss) income from discontinued operations	(491)	(128)	1,692
Gain on sale of discontinued operations	742	—	10,296
Income tax expense from discontinued operations	(101)	—	(4,795)
Minority interest in discontinued operations	(14)	4	(253)
Net loss	(7,525)	(6,387)	(4,479)
Preferred stock dividend	(2,579)	(2,578)	(2,578)
Net loss attributable to common stockholders	$(10,104)	$(8,965)	$(7,057)

Loss per share from continuing operations
Basic loss per share	$(0.23)	$(0.17)	$(0.32)
Diluted loss per share	$(0.23)	$(0.17)	$(0.32)

Income per share from discontinued operations
Basic income per share	$—	$—	$0.16
Diluted income per share	$—	$—	$0.16

Loss per share attributable to common stockholders
Basic loss per share	$(0.23)	$(0.17)	$(0.16)
Diluted loss per share	$(0.23)	$(0.17)	$(0.16)

Weighted average share information
Common shares outstanding	43,728	52,328	43,576

Affordable Residential Communities Inc.

Unaudited Real Estate Net Segment Income

(Amounts in thousands, except homesite data)

	Three Months Ended
	Dec. 31,	March 31,
	2006	2007	2006

Average total homesites	57,259	57,264	57,217
Average total rental homes	9,629	9,717	9,258

Average occupied homesites - homeowners	38,759	38,380	40,166
Average occupied homesites - rental homes	8,644	8,817	7,598
Average total occupied homesites	47,403	47,197	47,764
Average occupancy - rental homes	89.8%	90.7%	82.1%
Average occupancy - total	82.8%	82.4%	83.5%

Real estate revenue
Homeowner rental income	$36,343	$37,395	$36,865
Home renter rental income	15,618	16,069	13,825
Other	175	178	216
Rental income	52,136	53,642	50,906
Utility and other income	6,483	6,972	6,290
Total real estate revenue	58,619	60,614	57,196
Real estate expenses
Property operations expenses	18,809	17,589	16,422
Real estate taxes	4,763	4,837	5,136
Total real estate expenses	23,572	22,426	21,558

Real estate net segment income	$35,047	$38,188	$35,638

Average monthly rental income per total occupied homesite (1)	$367	$379	$355
Average monthly homeowner rental income per homeowner occupied homesite (2)	$313	$325	$306
Average monthly home renter income per occupied rental home (3)	$602	$608	$607

	Dec. 31,	March 31,
	2006	2007	2006
Total communities	275	275	275
Total homesites	57,264	57,264	57,246
Occupied homesites	47,158	47,370	47,872
Total rental homes owned	9,697	9,735	9,267
Occupied rental homes	8,664	9,040	7,929

(1)             Average monthly rental income per occupied homesite is defined as rental income divided by average total occupied homesites divided by the number of months in the period.

(2)             Average monthly homeowner rental income per homeowner occupied homesite is defined as homeowner rental income divided by average homeowner occupied homesites divided by the number of months in the period.

(3)             Average monthly home renter income per occupied rental home is defined as home renter rental income divided by average occupied rental homes divided by the number of months in the period.

Affordable Residential Communities Inc.

Unaudited Reconciliation of Net Segment Income to Net Loss

(Amounts in thousands)

	Three
	Months	Three Months Ended March 31,
	Ended	2007
	Dec. 31,	Mfg.
	2006	Housing	Insurance	Total	2006
Total revenue
Real estate	$58,619	$60,614	$—	$60,614	$57,196
Property and casualty insurance	—	—	19,433	19,433	—
Retail home sales	2,066	2,535	—	2,535	2,688
Finance and other	672	522	—	522	350
	61,357	63,671	19,433	83,104	60,234
Operating expenses, cost of manufactured homes sold and real estate taxes
Real estate	23,572	22,426	—	22,426	21,558
Property and casualty insurance	—	—	15,480	15,480	—
Retail home sales	3,200	3,511	—	3,511	3,497
Finance and other	550	443	—	443	710
	27,322	26,380	15,480	41,860	25,765
Net segment income
Real estate	35,047	38,188	—	38,188	35,638
Property and casualty insurance	—	—	3,953	3,953	—
Retail home sales	(1,134)	(976)	—	(976)	(809)
Finance and other	122	79	—	79	(360)
	34,035	37,291	3,953	41,244	34,469

Property management expense	2,045	1,847	—	1,847	1,592
General and administrative expense	5,265	5,385	—	5,385	4,421
Depreciation and amortization expense	21,324	21,510	355	21,865	21,611
Loss on sale of airplane	—	—	—	—	541
Interest expense	18,735	17,989	499	18,488	19,581
Interest income	(1,007)	(494)	—	(494)	(423)
Loss from continuing operations before income taxes and minority interest	(12,327)	(8,946)	3,099	(5,847)	(12,854)
Income taxes on continuing operations	4,572	394	(1,081)	(687)	1,199
Loss from continuing operations before allocation to minority interest	(7,755)	(8,552)	2,018	(6,534)	(11,655)
Minority interest	94	355	(84)	271	236
Loss from continuing operations	(7,661)	(8,197)	1,934	(6,263)	(11,419)
(Loss) income from discontinued operations	(491)	(128)	—	(128)	1,692
Gain on sale of discontinued operations	742	—	—	—	10,296
Income taxes on discontinued operations	(101)	—	—	—	(4,795)
Minority interest in discontinued operations	(14)	4	—	4	(253)
Net loss	(7,525)	(8,321)	1,934	(6,387)	(4,479)
Preferred stock dividend	(2,579)	(2,578)	—	(2,578)	(2,578)
Net loss attributable to common stockholders	$(10,104)	$(10,899)	$1,934	$(8,965)	$(7,057)

Affordable Residential Communities Inc.

Unaudited Homeowner and Home Renter Activity

	Three Months Ended
	Dec. 31,	March 31,
	2006	2007	2006

Homeowner activity:
Homeowner move ins	169	205	253
Homeowner move outs	(530)	(347)	(548)
Home sales	106	148	132
Repossession move outs	(270)	(170)	(303)
Net homeowner activity	(525)	(164)	(466)

Home renter activity:
Home renter move ins	612	708	927
Home renter lease with option to purchase move ins	389	540	389
Home renter move outs	(983)	(872)	(855)
Net home renter activity	18	376	461

Net activity	(507)	212	(5)

The following reconciles the above activity to the period end occupied homesites

Net homeowner activity	(525)	(164)	(466)
Occupied homeowner sites, beginning of period	39,019	38,494	40,409
Occupied homeowner sites, end of period	38,494	38,330	39,943

Net home renter activity	18	376	461
Occupied home renter sites, beginning of period	8,646	8,664	7,468
Occupied home renter sites, end of period	8,664	9,040	7,929

Total occupied homesites, end of period	47,158	47,370	47,872
Total occupancy percentage	82.4%	82.7%	83.6%

Affordable Residential Communities Inc.

Unaudited Consolidated Balance Sheets

(Amounts in thousands)

	March 31,	December 31,
	2007	2006
Assets
Rental and other property, net	$1,374,594	$1,390,564
Assets held for sale	15,460	15,326
Investments		—
Trading securities, at fair value (cost of $563)	619	—
Securities available for sale, at fair value (amortized cost of $121,348)	119,744	—
Securities held to maturity, at amortized cost (fair value of $6,476)	6,472	—
Cash and cash equivalents	62,317	29,281
Restricted cash	6,841	6,784
Tenant and other receivables, net	4,061	4,651
Reinsurance receivables, net of uncollectible amounts	5,633	—
Premiums receivable	21,895	—
Notes receivable, net	29,114	29,904
Loan origination costs, net	16,230	16,736
Loan reserves	36,615	33,305
Goodwill	24,057	—
Indefinite lived intangible assets	3,000	—
Finite lived intangible assets	19,426	6,457
Deferred income taxes	24,095	—
Deferred acquisition costs	3,084	—
Prepaid expenses and other assets	16,588	9,693
Total assets	$1,789,845	$1,542,701

Affordable Residential Communities Inc.

	March 31,	December 31,
	2007	2006
Liabilities and Stockholders’ Equity
Notes payable	$1,107,213	$1,046,500
Reserve for losses and loss adjustment expenses	22,376	—
Unearned premiums	55,740	—
Liabilities related to assets held for sale	63	247
Accounts payable and accrued expenses	33,330	28,946
Dividends payable	1,719	1,903
Tenant deposits and other liabilities	18,682	17,727
Total liabilities	1,239,123	1,095,323

Minority interest	10,970	28,142

Commitments and contingencies

Stockholders’ equity
Preferred stock, no par value, 5,750,000 shares authorized, 5,000,000 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively; liquidation preference of $25 per share plus accrued but unpaid dividends	119,108	119,108
Common stock, $.01 par value, 100,000,000 shares authorized, 56,398,430 and 41,346,287 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	564	413
Additional paid-in capital	923,489	794,653
Accumulated other comprehensive income	494	—
Retained deficit	(503,903)	(494,938)
Total stockholders’ equity	539,752	419,236
Total liabilities and stockholders’ equity	$1,789,845	$1,542,701